SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
February 25, 2022
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SCIENTIFIC INDUSTRIES, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive, Suite 102
Bohemia, New York 11716
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(Address of principal executive offices)

(631) 567-4700
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(Registrant's telephone number, including area code)

Not Applicable
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(Former name or former address, if changed since last report)

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 25, 2022, Scientific Industries, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company approved an amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”) to increase the number of authorized shares of the Company’s common stock by 5,000,000 shares from 15,000,000 to 20,000,000 shares.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting, the stockholders took the following actions:

1. Elected Ms. Helena Santos, Dr. Juergen Schumacher, and Mr. Reinhard Vogt as Class A Directors to serve until the Annual Meeting of Stockholders for the year ended June 30, 2024 by the following votes:

	For	Withheld
Helena Santos	3,596,631	1,968
Juergen Schumacher	3,596,857	1,742
Reinhard Vogt	3,596,506	2,093

2. Approved by a vote of 3,850,633 shares for, 91,689 shares against, and 73,014 shares abstaining, the Certificate of Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock by 5,000,000 shares, from 15,000,000 to 20,000,000 shares.

3. Approved by a vote of 3,509,612 shares for, 68,246 shares against, and 12,741 shares abstaining, the adoption of the 2022 Equity Incentive Plan of the Company which is a comprehensive equity based plan that provides for the grants of various stock awards including incentive and nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards, which can be awarded to employees and directors of the Company and its subsidiaries. The foregoing description of the 2012 Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

4. Approved by a vote of 3,943,707 shares for, 121 shares against, and 73,009 shares abstaining, the appointment of Nussbaum Berg Klein & Wolpow CPAs LLP as the Company's independent registered public accounting firm with respect to the Company's financial statements for the year ending June 30, 2022.

ITEM 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation
4.1	2022 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: February 25, 2022	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer